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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported):  November 26, 2001
                                                      ------------------


                            TRANSMEDIA NETWORK INC.
                 ---------------------------------------------
                (Exact Name of Registrant Specified in Charter)


         Delaware                 001-13806               84-6028875
     ----------------         ----------------       ------------------
     (State or Other          (Commission File        (I.R.S. Employer
     Jurisdiction of              Number)            Identification No.)
     Incorporation)


     11900 Biscayne Boulevard
           Miami, Florida                                     33181
 --------------------------------------                   ------------
(Address of Principal Executive Offices)                    (Zip Code)


 Registrant's telephone number, including area code:   (305) 892-3300
                                                       --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 8. Change in Fiscal Year.

     On November 13, 2001, Board of Directors of Transmedia Network Inc. approved a change of fiscal yearend from September 30 to December 31, effective starting January 1, 2002. A Form 10-K report for the three-month period ended December 31, 2001 will be filed with the Securities and Exchange Commission on or before March 31, 2002.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       TRANMEDIA NETWORK INC.


                       By: /s/ Stephen E. Lerch
                           ----------------------------------
                           Stephen E. Lerch
                           Executive Vice President and Chief Financial Officer



Dated: November 26, 2001
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                                 EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

  99         Press Release dated November 19, 2001